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                                                                  EXHIBIT 10.2.d

                              GRANITE CONSTRUCTION
                         PROFIT SHARING AND 401(k) PLAN
                  Amendment No. 4 to Amended and Restated Plan

           WHEREAS, Granite Construction, Incorporated ("Granite") maintains the Granite Construction Profit Sharing and 401(k) Plan (the "Plan") for the benefit of the eligible employees of Granite and its subsidiaries;

           WHEREAS, the Internal Revenue Service has requested that certain technical amendments be made to the Plan as a condition for the issuance of a favorable determination letter relating to the qualified status of the Plan under the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

           WHEREAS, it is desirable to amend the Plan to conform to certain provisions of the Internal Revenue Code of 1986, as amended by the Small Business Job Protection Act of 1996; and

           WHEREAS, it is desirable to amend the Plan to clarify certain other Plan provisions.

           NOW, THEREFORE, the Plan is hereby amended as follows:

           1. Section 2 is amended by adding the following definition of "Break in Service" after the definition of "Beneficiary," effective as of January 1, 1995:

           Break in Service.............    A Plan Year (or the 12-consecutive
                                            month period beginning on an
                                            Employee's initial date of Service
                                            or his date of reemployment with an
                                            Employer) in which an Employee is
                                            credited with 500 or less Hours of
                                            Service. See Sections 3(c) and
                                            10(b).





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           2. Section 2 is further amended by deleting the last sentence of the definition of "Compensation," effective as of January 1, 1997.

           3. Section 2 is further amended by restating the definition of "Highly Compensated Employee" to read as follows, effective as of January 1, 1997:

           Highly Compensated
           Employee.....................    A Highly Compensated Employee
                                            includes any Employee who (1) was a
                                            5% owner at any time during the Plan
                                            Year or preceding Plan Year, or (2)
                                            received Statutory Compensation in
                                            excess of $80,000 in the preceding
                                            Plan Year and, if so elected by the
                                            Company, was in the top-paid 20%
                                            group of Employees for such
                                            preceding Plan Year. The $80,000
                                            amount shall be adjusted after 1997
                                            for increases in the cost of living
                                            pursuant to Section 414(q)(1) of the
                                            Code. The determination of who is a
                                            "Highly Compensated Employee,"
                                            including the determinations of the
                                            number and identity of Employees in
                                            the top-paid group and the Statutory
                                            Compensation that is considered,
                                            will be made in accordance with
                                            Section 414(q) of the Code and the
                                            regulations thereunder.

           4. Section 2 is further amended by restating the definition of "Statutory Compensation" to read as follows, effective as of January 1, 1998:

           Statutory
           Compensation.................    The total remuneration paid to an
                                            Employee by the Company or an
                                            Affiliate during the Plan Year for
                                            personal services rendered, plus the
                                            amount of his 401(k) Contributions
                                            and any elective contributions that
                                            are made by the Employer on his
                                            behalf that are not included in
                                            gross income under Section 125




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                                            of the Code, but excluding employer
                                            contributions to a plan of deferred
                                            compensation, amounts realized in
                                            connection with stock options and
                                            amounts which receive special tax
                                            benefits.


           5. Section 3(a) is amended by adding the following sentence at the end of the first paragraph thereof, effective as of January 1, 1995:

           For this purpose, the eligibility computation period for determining the 1,000 Hours of Service requirement in the preceding sentence shall initially be the period of 12 consecutive months beginning on the Employee's initial date of Service and thereafter shall be each Plan Year beginning after his initial date of Service.

           6. Section 3(c) is amended by adding the following sentence at the end thereof:

           Notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

           7. Section 4(b)(2) is amended by restating the last sentence thereof to read as follows, effective as of February 3, 1997:

           401(k) Contributions shall be paid by a Participant's Employer to the Trustee as soon as practicable but in no event later than the 15th business day of the month following the month in which such amounts are withheld from the Participant's Compensation.

           8. Section 4(b)(3) is amended by deleting the second sentence in the first paragraph thereof effective as of January 1, 1997.






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           9. Section 4(b)(3)(iii) is restated to read as follows, effective as of January 1, 1997:

                     (iii) Distribute all or a portion of the 401(k) Contributions made on behalf of a Highly Compensated Employee (together with any income attributable thereto) to him which are determined to be "excess contributions" within the meaning of Section 1.40l(k)-1(g)(7) of the regulations. Such "excess contributions" are determined by reducing 401(k) Contributions made on behalf of Highly Compensated Employees in order of the actual deferral percentages beginning with the highest of such percentages. The actual deferral percentage of the Highly Compensated Employee with the highest such percentage shall be reduced until it equals that of the Highly Compensated Employee with the next highest percentage. This process shall be repeated until one of the tests described in Section 401(k)(3) of the Code and Section 1.401(k)-1(b) is passed. The amount of excess contributions to be distributed to Highly Compensated Employees under this Section 4(b)(3)(iii) shall be deemed attributable first to those Highly Compensated Employees who have the greatest dollar amount of 401(k) Contributions. Such excess contributions shall be reduced by any excess deferrals previously distributed under Section 4(b)(4) for the calendar year ending with the Plan Year.

           10. Section 4(c)(2) is amended by deleting the second sentence in the first paragraph thereof, effective as of January 1, 1997.

           11. Section 8(b) is restated to read as follows, effective as of January 1, 1995:

                     (b) Summary Annual Report - Within two months after the due date for filing the annual report (Form 5500) for the Plan with the Internal Revenue Service, each Participant shall be furnished with the summary annual report of the Plan required by Section l04(b)(3) of ER1SA, in the form prescribed in regulations of the Department of Labor.




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           12. Section 10(b) is amended by adding the following sentence after the first sentence in the second paragraph thereof, effective as of January 1, 1995:

           For purposes of this Section 10(b), a "maternity/paternity absence" means a Participant's absence (A) by reason of (i) the pregnancy of the individual, (ii) birth of a child of the individual or (iii) placement of a child with the individual in connection with the adoption of such child by such individual, or (B) for purposes of caring for a child described in clause (A) for a period beginning immediately following such birth or placement.

           13. Section 12(c) is restated to read as follows, effective as of January 1, 1997:

                     (c) Distribution of a Participant's Capital Accumulation shall occur not later than 60 days after the Allocation Date coinciding with or next following his 65th birthday (or his termination of Service, if later). The distribution of the Capital Accumulation of any Participant who attains age 70 1/2 in a calendar year and either has (1) terminated Service or (2) is a 5% owner (as defined in Section 416(i)(1)(B)(i) of the Code) must occur not later than April 1st of the next calendar year and must be made in accordance with the regulations under Section 401(a)(9) of the Code, including Section 1.401(a)(9)-2. Any Participant who commenced receiving distributions from the Plan (prior to 1997) in accordance with the regulations under Section 401(a)(9) of the Code shall continue to receive such distributions unless he elects otherwise. If the amount of a Participant's Capital Accumulation cannot be determined (by the Committee) by the date on which a distribution is to occur, or if the Participant cannot be located, distribution of his Capital Accumulation shall occur within 60 days after the date on which his Capital Accumulation can be determined or after the date on which the Committee locates the Participant.

           14. Section 15 is amended by adding the following sentence at the end of the second paragraph thereof effective as of January 1, 1995:




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           All decisions and interpretations of the Committee under this Section
           15 shall be conclusive and binding upon all persons with an interest in the Plan and shall be given the greatest deference permitted by law.

           15. Section 18(c)(2) is restated to read as follows, effective as of January 1, 1995:

                                 (2) the same percentage of his Statutory Compensation as the allocation to the "key employee" for whom the percentage is the highest for that Plan Year. 401(k) Contributions made by key employees during a Plan Year shall be included in determining the "key employee" with the highest percentage for such Plan Year.


           To record the adoption of this Amendment No. 4 to the amended and restated Plan, Granite has caused it to be executed this 24 day of July , 1997.

                                            GRANITE CONSTRUCTION,
                                            INCORPORATED



                                            By________________________________
                                              David H. Watts., President & CEO








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